HIMCO VIT American Funds Asset Allocation Fund
HIMCO VIT American Funds Blue Chip Income and Growth Fund
HIMCO VIT American Funds Bond Fund
HIMCO VIT American Funds Global Bond Fund
HIMCO VIT American Funds Global Growth Fund
HIMCO VIT American Funds Global Growth and Income Fund
HIMCO VIT American Funds Global Small Capitalization Fund
HIMCO VIT American Funds Growth Fund
HIMCO VIT American Funds Growth-Income Fund
HIMCO VIT American Funds International Fund
HIMCO VIT American Funds New World Fund

Supplement to Statutory Prospectuses, Summary Prospectuses, and

Statement of Additional Information, each dated April 30, 2017

June 23, 2017

Notice of Liquidation

At meetings held on June 1, 2017 and June 19, 2017, the Board of Trustees of HIMCO Variable Insurance Trust (the “Board”) approved (i) a Plan of Liquidation for each of the Funds listed above (each, a “Feeder Fund” and, collectively, the “Feeder Funds”) and (ii) submission of an Agreement and Plan of Substitution for each Feeder Fund by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, the “Insurance Companies”), who sponsor the variable life insurance policies and variable annuity contracts (collectively, the “Contracts”) for which the Feeder Funds serve as investment vehicles, to the holders of such Contracts (the “Contract Holders”).  The Board determined that each Feeder Fund should be liquidated and dissolved contingent upon receiving Contract Holder approval of the applicable Agreement and Plan of Substitution.

Agreement and Plan of Substitution.  If Contract Holders approve the Agreement and Plan of Substitution for a Feeder Fund, the Feeder Fund will be liquidated on or about the close of business on November 10, 2017 (the “Liquidation Date”), pursuant to the Plan of Liquidation approved by the Board on behalf of the Feeder Fund.  Each Feeder Fund invests in Class 1 shares of a corresponding fund of the American Funds Insurance Series (each, a “Master Fund” and, collectively, the “Master Funds”).  The Agreement and Plan of Substitution provides that on or about November 10, 2017, the Insurance Companies will redeem shares of the Feeder Fund in complete liquidation of the Feeder Fund. The Insurance Companies will then purchase Class 4 shares of each Master Fund with the cash proceeds from the redemption (each such transaction, a “Substitution”). Each Substitution will take place at relative net asset value with no change in the dollar amount of any Contract Holder’s beneficial investment in the Feeder Fund.  The Master Funds are the same funds as those in which the Feeder Funds currently invest.  Each Substitution is not expected to increase a Contract Holder’s fees or charges paid under the Contracts.  In addition, the net portfolio expense ratio of each Master Fund is expected to be lower than that of the corresponding Feeder Fund immediately following the Substitution.  If the Agreement and Plan of Substitution is approved, each Contract Holder’s beneficial interest in shares of each Feeder Fund would be replaced with shares of the corresponding Master Fund as indicated below:

Name of Feeder Fund	Name of Master Fund
HIMCO VIT American Funds Asset Allocation Fund Class IB Shares	American Funds Insurance Series – Asset Allocation Fund Class 4 Shares
HIMCO VIT American Funds Blue Chip Income and Growth Fund Class IB Shares	American Funds Insurance Series – Blue Chip Income and Growth Fund Class 4 Shares
HIMCO VIT American Funds Bond Fund Class IB Shares	American Funds Insurance Series – Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Bond Fund Class IB Shares	American Funds Insurance Series – Global Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Growth Fund Class IB Shares	American Funds Insurance Series – Global Growth Fund Class 4 Shares
HIMCO VIT American Funds Global Growth and Income Fund Class IB Shares	American Funds Insurance Series – Global Growth and Income Fund Class 4 Shares
HIMCO VIT American Funds Global Small Capitalization Fund Class IB Shares	American Funds Insurance Series – Global Small Capitalization Fund Class 4 Shares
HIMCO VIT American Funds Growth Fund Class IB Shares	American Funds Insurance Series – Growth Fund Class 4 Shares
HIMCO VIT American Funds Growth-Income Fund Class IB Shares	American Funds Insurance Series – Growth-Income Fund Class 4 Shares
HIMCO VIT American Funds International Fund Class IB Shares	American Funds Insurance Series – International Fund Class 4 Shares
HIMCO VIT American Funds New World Fund Class IB Shares	American Funds Insurance Series – New World Fund Class 4 Shares

More information about the Agreement and Plan of Substitution and the Master Funds will be provided in proxy materials that are expected to be mailed in August 2017.  If Contract Holders do not approve the Agreement and Plan of Substitution for a Feeder Fund, the Feeder Fund will not be liquidated and the Board will consider what, if any, steps to take.  Apart from the proxy materials, no further notification regarding the liquidation of the Feeder Funds will be sent, unless circumstances change from those described above.

Transfer Rights.  At any time prior to the Liquidation Date, Contract Holders may transfer their beneficial interests in a Feeder Fund to any of the other investment options offered under their respective Contracts, subject to the terms of the relevant Contract prospectuses and Contracts, and no transfer fees or other charges will be imposed.  Following a Substitution, Contract Holders who had any beneficial interest automatically transferred from investing in a Feeder Fund to investing in the corresponding Master Fund may transfer such interests among any of the investment options available under their respective Contracts in accordance with the terms of the Contracts, also free of any transfer fees or other charges.  Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the date of the Substitution.  Please note, however, that if you have elected an optional living and/or death benefit rider in your Contract, any transfers may be subject to investment restrictions.  Please see your Contract prospectus and your Contract for more information about the investment options available for your optional living and/or death benefit rider, if applicable. In addition, Contract Holders’ transfer rights are subject to any market timing/short-term trading provisions described in their respective Contract prospectuses or their Contracts. The Insurance Companies will issue supplements to the prospectuses for its affected Contracts advising Contract Holders of their rights to transfer under their respective Contracts.

This Supplement should be retained with your Summary Prospectus, Prospectus, and SAI for future reference.